Exhibit 99.2
Pacific Office Properties Trust, Inc.
     Supplemental Operating and Financial Information
For the three months ended March 31, 2009

Pacific Office Properties Trust, Inc.

Index to Supplemental Operating and Financial Information
Corporate Profile	3

Investor Information	3

Company Information	3

Common Stock and Unit Data	5

Highlights of Current Period Performance	5

Financial Results	5
Financing and Capital Activity	5
Financial and Portfolio Highlights	6
Consolidated Balance Sheets	7
Consolidated Statements of Operations	8
Funds From Operations and Adjusted Funds From Operations	9
Condensed Combined Balance Sheets — Unconsolidated Joint Ventures	11
Condensed Combined Statements of Operations — Unconsolidated Joint Ventures	12
Debt Analysis	13
Equity Analysis	14
Consolidated Debt Summary	15
Consolidated Debt Maturities	16
Unconsolidated Joint Venture Debt Summary	17
Company Portion of Unconsolidated Joint Venture Debt Maturities	18

Portfolio Leasing Statistics	19

Portfolio Summary	19
Portfolio Leasing Summary	20
Total Revenue by Segment	21
Total Net Operating Income by Segment	22
Leasing Activity Reconciliation	23
Top Tenants by Rental Revenue — Consolidated Properties	24
Top Tenant Industry Diversification by Rental Revenue — Consolidated Properties	25
Top Tenants by Rental Revenue — Unconsolidated Joint Venture Properties	26
Top Tenant Industry Diversification by Rental Revenue — Unconsolidated Joint Venture Properties	27
Lease Expirations — Consolidated Properties	28
Lease Expirations — Unconsolidated Joint Venture Properties	29
Lease Distribution by Square Footage -Consolidated Properties	30
Lease Distribution by Square Footage -Unconsolidated Joint Venture Properties	31

Pacific Office Properties Trust, Inc.
Corporate Profile
Pacific Office Properties Trust, Inc. (“The Company”) is a real estate investment trust that acquires, owns, and operates office properties in the western U.S., focusing initially on the long-term growth sub-markets of Honolulu, San Diego, Los Angeles, and Phoenix. The Company is externally managed by Pacific Office Management, Inc., an affiliate of The Shidler Group. The Company acquires, primarily in partnership with institutional co-investors, value-added office buildings whose potential can be maximized through improvements, repositioning, and superior leasing and management. The Company continues in the tradition of The Shidler Group’s proven institutional joint-venture strategy, which focuses on acquiring opportunistic and value-added commercial real estate in partnership with institutional co-investors. More information can be found on Pacific Office at www.pacificofficeproperties.com.
Investor Information

Board of Directors

Jay H. Shidler Chairman of the Board Chair of Investment Committee	Michael W. Brennan Director, Chair of Compensation Committee

Paul M. Higbee Director, Chair of Audit Committee	Clay W. Hamlin Director, Chair of Nominating Committee

Robert L. Denton Director Thomas R. Hislop Director	Dallas E. Lucas President, Chief Executive Officer and Director
Management

Pacific Office Properties
Trust, Inc.	Pacific Office Management, Inc.

Dallas E. Lucas President and Chief Executive Officer	Dallas E. Lucas President and Chief Executive Officer	James R. Ingebritsen Executive Vice President, Capital Markets/Operations

James M. Kasim Chief Financial Officer	James M. Kasim Chief Financial Officer	Lawrence J. Taff Executive Vice President, Honolulu Operations

	Matthew J. Root Chief Investment Officer	Kimberly F. Aquino Corporate Secretary

Company Information

Corporate Headquarters	Trading Symbol	Inquiries

233 Wilshire Blvd.	PCE	For investor relations or media inquiries, contact:
Suite 830 Santa Monica, CA 90401 (t) (310) 395-2083 (f) (310) 395-2741	Stock Exchange Listing NYSE Amex	Tony Rossi, CFA Senior Vice President Financial Relations Board trossi@frbir.com (t) (213) 486-6545 (f) (213) 486-6501	James M. Kasim Chief Financial Officer jkasim@pacificofficeproperties.com (t) (310) 395-2083 (f) (310) 395-2741

Pacific Office Properties Trust, Inc.
Note Regarding Forward-Looking Statements
This Supplemental Operating and Financial Information contains forward-looking statements within the meaning of Section 21E of the Exchange Act, which include information relating to future events, future financial performance, strategies, expectations, risks and uncertainties. From time to time, we also provide forward-looking statements in other materials we release to the public as well as oral forward-looking statements. These forward-looking statements include, without limitation, statements regarding: projections, predictions, expectations, estimates or forecasts as to our business, financial and operational results and future economic performance; statements regarding strategic transactions such as mergers or acquisitions or a possible dissolution of the Company; and statements of management’s goals and objectives and other similar expressions.
We cannot guarantee that any forward-looking statement will be realized, although we believe we have been prudent in our plans and assumptions. Achievement of future results is subject to risks, uncertainties and potentially inaccurate assumptions. Should known or unknown risks or uncertainties materialize, or should underlying assumptions prove inaccurate, actual results could differ materially from past results and those anticipated, estimated or projected. These factors include the risks and uncertainties described in “Risk Factors” below. You should bear this in mind as you consider forward-looking statements.
We undertake no obligation to publicly update forward-looking statements, whether as a result of new information, future events or otherwise. You are advised, however, to consult any further disclosures we make on related subjects in our other public filings made with the Securities and Exchange Commission.

Pacific Office Properties Trust, Inc.
Common Stock and Unit Data

	For the three months ended
	March 31, 2009	December 31, 2008	September 30, 2008	June 30, 2008

High Closing Price	$5.50	$6.65	$7.32	$7.30
Low Closing Price	$4.30	$2.52	$6.10	$5.92
Average Closing Price	$4.89	$4.75	$6.55	$6.61
Closing Price, at end of quarter	$5.00	$4.44	$6.65	$6.70
Common shares and common units outstanding (in thousands)	17,330	17,330	17,330	17,330
Preferred units — as-converted basis (in thousands)	32,598	32,598	32,598	32,598
Total common shares and units outstanding — as-converted basis (in thousands)	49,928	49,928	49,928	49,928
Total dividends per share, annualized(1)	$0.20	$0.20	$0.20	N/A
Annual Dividend Yield — On Closing Price(2)	4.00%	4.50%	3.01%	N/A
Highlights of Current Period Performance
Financial Results
Funds from Operations, or FFO, totaled $1.73 million, or $0.10 per common share/common unit — basic and diluted, for the first quarter of 2009. Net loss attributable to stockholders totaled $1.06 million, or $0.35 per basic and diluted share, for the first quarter of 2009.
Financing and Capital Activity
➢	On March 3, 2009, the Company declared a quarterly cash dividend of $0.05 per share of its common stock for the first quarter 2009. The dividend was paid on April 15, 2009 to shareholders of record on March 31, 2009. Commensurate with our declaration of a quarterly cash dividend, we paid distributions to holders of record of Common Units at March 31, 2009 in the amount of $0.05 per Common Unit, which was paid on January 15, 2009. In addition, we paid 2% distributions to holders of record of Preferred Units at March 31, 2009, which was paid on April 15, 2009.

➢	As of March 31, 2009, the Company’s total market capitalization exceeded $673 million. This includes approximately $424 million in consolidated debt and approximately $250 million in equity on a fully diluted basis, based on our closing price on the NYSE Amex.

[1]	The Company declared a quarterly cash dividend of $0.05 per share (annualized to $0.20 per share) of its common stock for the quarter ended December 31, 2008. The dividend was paid on January 15, 2009 to shareholders of record on December 31, 2008. In addition, the Company declared a quarterly cash dividend of $0.05 per share (annualized to $0.20 per share) of its common stock for the quarter ended March 31, 2009. The dividend was paid on April 15, 2009 to shareholders of record on March 31, 2009.

[2]	The Annual Dividend Yield — on closing price of 4.00%, 4.50% and 3.01%, was derived based on the closing price of our common shares at March 31, 2009, December 31, 2008 and September 30, 2008 of $5.00, $4.44 and $6.65, respectively.

Pacific Office Properties Trust, Inc.
Financial and Portfolio Highlights
(unaudited and in thousands, except property portfolio data and percentages)

	March 31, 2009	December 31, 2008	September 30, 2008	June 30, 2008

Property Portfolio
Number of
Consolidated Properties	8	8	8	8
Unconsolidated Joint Venture Properties	15	15	15	8

Total	23	23	23	16

Square Footage
Consolidated Properties	2,265,339	2,265,339	2,265,339	2,265,339
Unconsolidated Joint Venture Properties (1)	2,060,855	2,065,052	2,065,052	1,068,586

Total	4,326,194	4,330,391	4,330,391	3,333,925

Capitalization Summary
Common Shares	3,031	3,031	3,031	3,031
Common Units	14,299	14,299	14,299	14,299

Total Common Shares and Common Units	17,330	17,330	17,330	17,330
Convertible Preferred Units as converted to Common Units (4,545,300 Preferred Units converted at a 7.1717x conversion ratio)	32,598	32,598	32,598	32,598

Total Common Shares and Common Units, as converted	49,928	49,928	49,928	49,928

Valuation
Closing Common Share Price	$5.00	$4.44	$6.65	$6.70
Market Value of Common Shares	$15,155	$13,457	$20,156	$20,308
Market Value of Common Shares and Equivalents (as converted)	$234,485	$208,223	$311,865	$314,210
Total Equity Market Capitalization	$249,640	$221,680	$332,021	$334,518
Total Consolidated Debt	$423,856	$423,884	$420,888	$416,830
Total Market Capitalization	$673,496	$645,564	$752,909	$751,348
Total Consolidated Debt to Total Market Capitalization	62.93%	65.66%	55.90%	55.48%

	For the three months ended
	March 31, 2009	December 31, 2008	September 30, 2008	June 30, 2008

Income Items
Total Revenues	$18,770	$19,848	$18,591	$18,243
Equity in Net Earnings (Loss) of Unconsolidated Joint Ventures	$54	$(63)	$185	$(26)
Net Loss Attributable to Stockholders	$(1,056)	$(1,163)	$(1,188)	$(1,958)
FFO(2)	$1,732	$1,332	$1,061	$183
FFO (per common share/common unit) (2)	$0.10	$0.08	$0.06	$0.01
AFFO(2)	$2,732	$1,769	$1,406	$585
AFFO (per common share/common unit) (2)	$0.16	$0.10	$0.08	$0.03

[1]	Change in square footage as of March 31, 2009 compared to previous quarters is attributable to changes in market rentable square feet at our joint venture properties. Specifically, the Black Canyon Corporate Center and U.S. Bank Center properties recognized a downward adjustment of 3,090 sf and 1,598 sf, respectively, and the Carlsbad Corporate Center recognized an increase of 491 sf, attributable to the results of building remeasurements based on standards issued by the Building Owners and Managers Association International implemented as of March 31, 2009.

[2]	A description of these non-GAAP measures and reconciliations is provided on page 10.

Pacific Office Properties Trust, Inc.
Consolidated Balance Sheets
(unaudited and in thousands, except share data)

	March 31, 2009	December 31, 2008	September 30, 2008	June 30, 2008

ASSETS
Investments in real estate, net	$389,576	$392,657	$396,814	$397,482
Cash and cash equivalents	6,537	4,463	6,158	11,228
Restricted cash	5,266	7,267	5,996	5,852
Rents and other receivables, net	5,387	6,342	4,343	4,218
Intangible assets, net	38,925	41,379	44,096	46,664
Other assets, net	5,383	4,680	5,254	4,265
Goodwill	61,519	61,519	59,388	59,388
Investment in unconsolidated joint ventures	11,149	11,590	11,847	7,738

Total assets	$523,742	$529,897	$533,896	$536,835

LIABILITIES AND EQUITY
Mortgage and other collateralized loans, net	$400,080	$400,108	$397,112	$397,094
Unsecured notes payable to related parties	23,776	23,776	23,776	19,736
Accounts payable and other liabilities	18,470	17,088	14,758	14,698
Acquired below market leases, net	11,186	11,817	12,283	13,008

Total liabilities	453,512	452,789	447,929	444,536

Non-controlling interests	65,859	71,878	81,017	85,980

Equity:
Proportionate Voting Preferred Stock	—	—	—	—
Preferred Stock, $0.0001 par value, 100,000,000 shares authorized, no shares issued and outstanding at March 31, 2009, December 31, 2008, September 30, 2008 and June 30, 2008	—	—	—	—
Common Stock, $0.0001 par value, 200,000,000 shares authorized, 3,031,025 shares issued and outstanding at March 31, 2009, December 31, 2008, September 30, 2008 and June 30, 2008	185	185	185	185
Class B Common Stock, $0.0001 par value, 200,000 shares authorized, 100 shares issued and outstanding at March 31, 2009, December 31, 2008, September 30, 2008 and June 30, 2008	—	—	—	—
Additional paid-in capital	12,439	12,089	10,495	10,610
Retained deficit	(8,253)	(7,044)	(5,730)	(4,476)

Total equity	4,371	5,230	4,950	6,319

Total liabilities and equity	$523,742	$529,897	$533,896	$536,835

Pacific Office Properties Trust, Inc.
Consolidated Statements of Operations
(unaudited and in thousands, except share and per share data)

	For the three months ended
	March 31, 2009	December 31, 2008	September 30, 2008	June 30, 2008

Revenue:
Rental	$10,906	$11,046	$10,899	$11,090
Tenant reimbursements	5,722	6,635	5,583	4,975
Parking	2,057	2,035	1,981	2,048
Other	85	132	128	130

Total revenue	18,770	19,848	18,591	18,243

Operating Expenses:
Rental property operating	9,915	11,302	11,067	10,505
General and administrative	1,149	740	429	1,120
Depreciation and amortization	6,527	6,792	6,740	7,056
Interest	6,719	7,110	6,769	6,653

Total operating expenses	24,310	25,944	25,005	25,334

Loss before equity in net earnings (loss) of unconsolidated joint ventures and non-operating income	(5,540)	(6,096)	(6,414)	(7,091)
Equity in net earnings (loss) of unconsolidated joint ventures	54	(63)	185	(26)
Non-operating income	3	2	8	11

Net loss	(5,483)	(6,157)	(6,221)	(7,106)
Less: net loss attributable to non-controlling interests	4,427	4,994	5,033	5,732

Net loss attributable to stockholders	$(1,056)	$(1,163)	$(1,188)	$(1,374)

Net loss per common share — basic and diluted	$(0.35)	$(0.38)	$(0.39)	$(0.45)

Weighted average number of common shares outstanding — basic and diluted	3,031,125	3,031,125	3,031,125	3,031,125

Pacific Office Properties Trust, Inc.
Funds From Operations and Adjusted Funds From Operations
(unaudited and in thousands, except per share data)

	For the three months ended
	March 31, 2009	December 31, 2008	September 30, 2008	June 30, 2008

Funds From Operations (FFO) (1):
Net loss attributable to stockholders	$(1,056)	$(1,163)	$(1,188)	$(1,374)
Depreciation and amortization of real estate assets	6,527	6,792	6,740	7,056
Depreciation and amortization of real estate assets - unconsolidated joint ventures	688	697	542	233
Net loss attributable to non-controlling interests	(4,427)	(4,994)	(5,033)	(5,732)

FFO	$1,732	$1,332	$1,061	$183

Adjusted Funds From Operations (AFFO)(2):
FFO	$1,732	$1,332	$1,061	$183
Straight-line rent adjustments, net	226	(147)	(23)	227
Amortization of interest rate contracts, loan premiums and prepaid financings	411	426	254	206
Recurring capital expenditures, tenant improvements and leasing commissions	(114)	(319)	(352)	(362)
Non-cash compensation expense	40	40	40	13
Interest expense deferred on unsecured notes payable	437	437	426	318

AFFO	$2,732	$1,769	$1,406	$585

Weighted average number of common shares and common share equivalents outstanding — basic and diluted	17,330	17,330	17,330	17,330

FFO per common share/common unit — basic and diluted	$0.10	$0.08	$0.06	$0.01

AFFO per common share/common unit — basic and diluted	$0.16	$0.10	$0.08	$0.03

Pacific Office Properties Trust, Inc.
Funds From Operations and Adjusted Funds From Operations (continued)
(unaudited and in thousands, except share and per share data)

1	Funds from Operations, or FFO, is a widely recognized measure of REIT performance. We calculate FFO as defined by the National Association of Real Estate Investment Trusts, or NAREIT. FFO represents net income (loss) attributable to stockholders (as computed in accordance with accounting principles generally accepted in the United States of America, or GAAP), excluding gains (or losses) from dispositions of property, extraordinary items, real estate-related depreciation and amortization (including capitalized leasing expenses, tenant allowances or improvements and excluding amortization of deferred financing costs) and after adjustments for unconsolidated partnerships and joint ventures. Management uses FFO as a supplemental performance measure because, in excluding real estate-related depreciation and amortization, gains (or losses) from property dispositions and extraordinary items, it provides a performance measure that, when compared year over year, captures trends in occupancy rates, rental rates and operating costs. We also believe that, as a widely recognized measure of the performance of REITs, FFO will be used by investors as a basis to compare our operating performance with that of other REITs.

However, because FFO excludes depreciation and amortization and captures neither the changes in the value of our properties that result from use or market conditions nor the level of capital expenditures and leasing commissions necessary to maintain the operating performance of our properties, all of which have real economic effect and could materially impact our results from operations, the utility of FFO as a measure of our performance is limited. Other Equity REITs may not calculate FFO in accordance with the NAREIT definition and, accordingly, our FFO may not be comparable to such other Equity REITs’ FFO. As a result, FFO should be considered only as a supplement to net income (loss) as a measure of our performance. FFO should not be used as a measure of our liquidity, nor is it indicative of funds available to fund our cash needs, including our ability to pay dividends or make distributions. FFO also should not be used as a supplement to or substitute for cash flow from operating activities (computed in accordance with GAAP).

The weighted average number of common shares and common share equivalents outstanding - basic and diluted includes common unit limited partnership interests in our Operating Partnership.

Our outstanding preferred unit interests in our Operating Partnership are convertible into common unit limited partnership interests in our Operating Partnership, but no earlier than the later of March 19, 2010 and the date an underwritten public equity offering of our common stock in an amount equal to or greater than $75 million is consummated, which is a contingent event and not yet probable as of March 31, 2009. These common unit interests will become exchangeable for shares of our common stock one year after such conversion. Our outstanding preferred unit interests at March 31, 2009 represent 32,597,528 common share equivalents, on an as-if converted basis, and any impact related to these outstanding limited partnership interests have not been included in our calculation of diluted earnings per share or FFO per share, including our calculation of the weighted average number of common and common equivalent shares outstanding, in accordance with GAAP. Assuming the full conversion of our outstanding preferred unit interests at March 31, 2009, December 31, 2008, September 30, 2008 and June 30, 2008, our FFO per share/unit, on a fully diluted basis, would have been $0.03, $0.03, $0.02 and $0.00, respectively.

2	AFFO is a non-GAAP financial measure we believe is a useful supplemental measure of our performance. We compute AFFO by subtracting from FFO the straight-line rent adjustments and recurring capital expenditures, tenant improvements and leasing commissions, and then adding the amortization of interest rate contracts, loan premium and prepaid financing costs, non-cash compensation expense, and interest expense deferred on unsecured notes. AFFO is not intended to represent cash flow for the period, and it only provides an additional perspective on our ability to fund cash needs and make distributions to shareholders by adjusting the effect of the non-cash items included in FFO, as well as recurring capital expenditures and leasing costs. We believe that net income or loss is the most directly comparable GAAP financial measure to AFFO. We also believe that AFFO provides useful information to the investment community about the Company’s financial position as compared to other REITs since AFFO is a widely reported measure used by other REITs. However, other REITs may use different methodologies for calculating AFFO and, accordingly, our AFFO may not be comparable to other REITs. Assuming the full conversion of our outstanding preferred unit interests at March 31, 2009, December 31, 2008, September 30, 2008 and June 30, 2008, our AFFO per share/unit, on a fully diluted basis, would have been $0.05, $0.04, $0.03 and $0.01, respectively.

Pacific Office Properties Trust, Inc.
Condensed Combined Balance Sheets — Unconsolidated Joint Ventures(1)
(unaudited and in thousands)

	March 31, 2009	December 31, 2008	September 30, 2008	June 30, 2008

ASSETS
Investment in real estate, net	$332,897	$335,753	$331,709	$173,131
Cash and cash equivalents, including restricted cash	19,986	17,800	21,634	10,840
Rents and other receivables, net	6,024	5,285	3,169	6,121
Intangible assets, net	30,325	32,879	45,700	19,319
Other assets	5,708	5,604	7,081	1,114

Total assets	$394,940	$397,321	$409,293	$210,525

LIABILITIES AND MEMBERS’ EQUITY
Mortgage and other secured loans	$318,177	$314,324	$310,071	$164,360
Accounts payable and other liabilities	9,320	11,380	15,363	8,769
Acquired below market leases, net	6,183	6,737	11,991	4,646

Total liabilities	333,680	332,441	337,425	177,775

Members’ equity	61,260	64,880	71,868	32,750

Total liabilities and members’ equity	$394,940	$397,321	$409,293	$210,525

[1]	We own managing interests in six joint ventures, consisting of 15 office properties, including 29 office buildings, comprising approximately 2.06 million leasable square feet. Our ownership interest percentages in these joint ventures range from approximately 7.50% to 32.17%. In exchange for our managing ownership interest and related equity investment in these joint ventures, we are entitled to preferential allocations of earnings and cash flows from each respective joint venture. We are also entitled to incentive interests in excess of our ownership percentages ranging from approximately 21.41% to 36.00%, subject to returns on invested capital.

Pacific Office Properties Trust, Inc.
Condensed Combined Statements of Operations — Unconsolidated Joint Ventures
(unaudited and in thousands)

	For the three months ended
	March 31, 2009	December 31, 2008	September 30, 2008	June 30, 2008

Revenue:
Rental	$9,309	$9,208	$9,793	$3,163
Tenant reimbursements	1,651	1,625	1,731	489
Parking	401	370	391	168
Interest and other	113	129	21	118

Total revenue	11,474	11,332	11,936	3,938

Operating Expenses:
Rental property operating	4,765	5,159	5,112	1,760
General and administrative	—	—	—	142
Depreciation and amortization	4,745	5,065	4,472	1,768
Interest	3,938	4,760	4,355	1,374

Total operating expenses	13,448	14,984	13,939	5,044

Net loss	$(1,974)	$(3,652)	$(2,003)	$(1,106)

Equity in net earnings (loss) of unconsolidated joint ventures	$54	$(63)	$185	$(26)

Pacific Office Properties Trust, Inc.
Debt Analysis(1)
(unaudited and in thousands)

	March 31, 2009	December 31, 2008	September 30, 2008	June 30, 2008

Debt Outstanding
Consolidated Debt
Mortgage Loans	$402,347	$402,471	$399,571	$399,648
Unsecured Loans	23,776	23,776	23,776	19,736

Total Consolidated Debt	$426,123	$426,247	$423,347	$419,384

Company portion of Unconsolidated Joint Venture Debt(2)
Mortgage Loans	$39,145	$39,171	$39,187	$24,225
Unsecured Loans	1,367	1,367	1,367	1,118

Total Company portion of Unconsolidated Joint Venture Debt	$40,512	$40,538	$40,554	$25,343

Debt Structure
Consolidated Debt
Fixed Rate Mortgage Loans	$372,735	$372,859	$372,959	$373,037
Fixed Rate Unsecured Loans	23,776	23,776	23,776	19,735

Total Fixed Rate Debt	396,511	396,635	396,735	392,772
Variable Rate Loans (3) (subject to interest rate protection)	29,612	29,612	26,612	26,612

Total Consolidated Debt	$426,123	$426,247	$423,347	$419,384

Company portion of Unconsolidated Joint Venture Debt
Fixed Rate Mortgage Loans	$29,070	$29,096	$29,112	$15,800
Fixed Rate Unsecured Loans	1,367	1,367	1,367	1,118

Total Fixed Rate Debt	30,437	30,463	30,479	16,918
Variable Rate Loans (subject to interest rate protection)	10,075	10,075	10,075	8,425

Total Company portion of Unconsolidated Joint Venture Debt	$40,512	$40,538	$40,554	$25,343

[1]	Amounts included herein represent the outstanding principal balances as of the respective dates presented and, accordingly, do not include any amounts attributable to discounts or premiums on our outstanding debt obligations, which are not material. The amounts of mortgage and other collateralized loans reflected in our consolidated balance sheets represent the outstanding principal balances of those loans, adjusted for applicable discounts or premiums, in accordance with GAAP for the respective dates presented.

[2]	Company portion of Unconsolidated Joint Venture Debt is derived based on the outstanding principal balances of mortgage and unsecured loans of our unconsolidated joint ventures multiplied by our ownership interest percentage in each respective unconsolidated joint venture as of the respective dates presented. Primarily all of the Company portion of Joint Venture Debt is non-recourse to the Company, except for approximately $1.14 million at March 31, 2009 attributable Palomar Heights Corporate Center and Scripps Ranch Center.

[3]	Variable rate loans include amount borrowed under the revolving credit facility at prime rate plus 2.25%.

Pacific Office Properties Trust, Inc
Equity Analysis
(unaudited and in thousands, except ratios and percentages)

	March 31, 2009	December 31, 2008	September 30, 2008	June 30, 2008

Common Equity
Common Shares	3,031	3,031	3,031	3,031
Common Units(1)	14,299	14,299	14,299	14,299

Total	17,330	17,330	17,330	17,330
Common Share and Implied Common Unit Price	$5.00	$4.44	$6.65	$6.70

Market Value of Common Shares/Common Units	$86,650	$76,945	$115,245	$116,111

Convertible Preferred Equity
Convertible Preferred Units(2)	4,545	4,545	4,545	4,545
Conversion Ratio	7.1717x	7.1717x	7.1717x	7.1717x

Common Shares Issued (assuming full conversion)	32,598	32,598	32,598	32,598

Market Value of Convertible Preferred Units (as converted)	$162,990	$144,735	$216,777	$218,407

Capitalization
Market Value of Common Shares/Common Units	$86,650	$76,945	$115,245	$116,111
Market Value of Convertible Preferred Units (as converted)	162,990	144,735	216,777	218,407

Total Equity Market Capitalization (assuming full conversion)	249,640	221,680	332,022	334,518
Total Consolidated and Company portion of Unconsolidated Joint Venture Debt	466,636	466,785	463,901	444,727

Total Market Capitalization (including Company portion of Unconsolidated Joint Venture Debt)	$716,276	$688,465	$795,923	$779,245

Total Debt to Total Market Capitalization (including Company portion of Unconsolidated Joint Venture Debt)	65.15%	67.80%	58.28%	57.07%

[1]	Common Units are exchangeable on a one-for-one basis for shares of our common stock, but no earlier than March 19, 2010.

[2]	Each Convertible Preferred Unit is convertible into 7.1717 Common Units, but no earlier than the later of March 19, 2010, and the date an underwritten public offering (of at least $75 million) by us of our common stock is consummated. Upon conversion of the Preferred Units to Common Units, the Common Units are exchangeable on a one-for-one basis for shares of our common stock, but no earlier than one year after the date of their conversion from a Preferred Unit to a Common Unit.

Pacific Office Properties Trust, Inc.
(as of March 31, 2009)
Consolidated Debt Summary
(unaudited and in thousands, except for percentages)

			Outstanding Principal
			Balance at	% of Total
Property/Loan	Maturity Date	Interest Rate	March 31, 2009	Consolidated Debt

Fixed Rate Secured Debt:
Clifford Center (1)	8/15/2011	6.00%	$3,675	0.86%
Davies Pacific Center	11/11/2016	5.86%	95,000	22.29%
First Insurance Center	1/1/2016	5.74%	38,000	8.92%
First Insurance Center	1/6/2016	5.40%	14,000	3.29%
Pacific Business News Building	4/6/2010	6.98%	11,760	2.76%
Pan Am Building	8/11/2016	6.17%	60,000	14.08%
Waterfront Plaza	9/11/2016	6.37%	100,000	23.47%
Waterfront Plaza	9/11/2016	6.37%	11,000	2.58%
City Square	9/1/2010	5.58%	27,500	6.45%
Sorrento Technology Center	1/11/2016	5.75%	11,800	2.77%

Subtotal Fixed Rate Secured Debt			372,735	87.47%

Fixed Rate Unsecured Debt:
Unsecured notes payable to related parties	Varying dates from 3/19/2013 to 8/31/2013	7.00%	23,776	5.58%
Floating Rate Secured Debt :
City Square (2)	9/1/2010	LIBOR + 2.35%	26,612	6.25%
Revolving line of credit(3)	8/25/2010	Prime Rate + 2.25% or LIBOR + 3.50%	3,000	0.70%

Subtotal Floating Rate Secured Debt			29,612	6.95%

Total Consolidated Debt			426,123	100.00%

Less Unamortized Debt Discount			(2,267)

Total Consolidated Debt, Net of Unamortized Debt Discount			$423,856

[1]	The initial maturity date is August 15, 2011. The Company has the option to extend the maturity date to August 15, 2014.

[2]	Maximum loan amount to be advanced is $28.5 million. In addition, the Company has an interest rate cap on this loan for the notional amount of $28.5 million, which effectively limits the LIBOR rate on this loan to 7.45%. The interest rate cap expires on September 1, 2010.

[3]	The revolving line of credit matures on August 25, 2010, but may be extended subject to certain conditions to February 25, 2011. At March 31, 2009, the interest rate on the revolving line of credit was 5.50%, based on KeyBank National Association’s Prime Rate plus a spread of 2.25% per annum.

Pacific Office Properties Trust, Inc.
(as of March 31, 2009)
Consolidated Debt Maturities
(unaudited and in thousands)

Property/Loan	2009		2010		2011		2012		2013		Thereafter	Total

Fixed Rate Secured Debt:
Clifford Center(1)	$174	(2)	$275	(2)	$292	(2)	$310	(2)	$329	(2)	$2,295	$3,675
Davies Pacific Center	—		—		—		—		—		95,000	95,000
First Insurance Center	—		—		—		—		—		52,000	52,000
Pacific Business News Building	107	(2)	11,653		—		—		—		—	11,760
Pan Am Building	—		—		—		—		—		60,000	60,000
Waterfront Plaza	—		—		—		—		—		111,000	111,000
City Square	—		27,500		—		—		—		—	27,500
Sorrento Technology Center	—		—		—		—		—		11,800	11,800
Fixed Rate Unsecured Debt:
Unsecured notes payable to related parties	—		—		—		—		23,776		—	23,776
Floating Rate Secured Debt:
City Square	—		26,612		—		—		—		—	26,612
Revolving line of credit	—		3,000		—		—		—		—	3,000

Total	$281		$69,040		$292		$310		$24,105		$332,095	$426,123

[1]	The initial maturity date is August 15, 2011. The Company has the option to extend the maturity date to August 15, 2014. Accordingly, the related debt maturity reflected herein is scheduled using an amortization schedule based on the extended maturity date, as if the Company had exercised its option to extend the original maturity date.

[2]	Amounts represent scheduled principal amortization pursuant to the respective loan agreements.

Pacific Office Properties Trust, Inc.
(as of March 31, 2009)
Unconsolidated Joint Venture Debt Summary
(unaudited and in thousands, except for percentages)

						Company Portion	% of Total
					Outstanding	of Outstanding	Company Portion
				Ownership	Principal Balance at	Principal Balance	of Outstanding
Property/Loan	Maturity Date		Interest Rate	Interest %	March 31, 2009	at March 31, 2009	Principal Balance

Fixed Rate Secured Debt:
Seville Plaza — Note A	1/1/2011		6.05%	7.50%	$21,650	$1,624	4.01%
Seville Plaza — Note B	1/1/2011		9.19%	7.50%	3,000	225	0.56%

SoCal II Joint Venture	1/6/2012		5.75%	10.00%	133,500	13,350	32.95%
Bank of Hawaii Waikiki Center	3/11/2017		5.99%	17.50%	26,900	4,707	11.62%
POP San Diego — Palomar Heights Plaza	4/30/2011		6.25%	32.17%	10,796	3,458	8.54%
POP San Diego — Palomar Heights Plaza	4/1/2014		5.58%	32.17%	1,904	613	1.51%
POP San Diego — Palomar Heights Corporate Center	4/1/2014		5.58%	32.17%	10,617	3,415	8.43%
POP San Diego — Scripps Ranch Center	12/1/2014		5.44%	32.17%	5,218	1,678	4.14%

Subtotal Fixed Rate Secured Debt					213,585	29,070	71.76%
Fixed Rate Unsecured Debt:
POP San Diego Mezzanine Loan	4/30/2011		12.00%	32.17%	4,250	1,367	3.37%

Floating Rate Secured Debt :
US Bank Center	5/9/2010	(1)	LIBOR + 1.53%(2)	7.50%	56,800	4,260	10.52%
SoCal II Joint Venture — Senior Loan	1/1/2010	(1)	LIBOR + 2.95%(2)	10.00%	16,500	1,650	4.07%
Black Canyon Corporate Center — Note A	2/9/2010	(1)	LIBOR + 1.65%(2)	17.50%	23,800	4,165	10.28%

Subtotal Floating Rate Secured Debt					97,100	10,075	24.87%

Total Unconsolidated Joint Venture Debt					$314,935	$40,512	100.00%

[1]	The initial maturity dates for the floating rate secured debt attributable to US Bank Center, SoCal II Joint Venture — Senior Loan and Black Canyon Corporate Center — Note A are May 9, 2010, January 1, 2010, and February 9, 2010, respectively. The joint ventures have the option to, and expect to, extend the maturity dates of their floating rate secured debt to May 9, 2011, January 1, 2012, and February 9, 2012, respectively, subject to nominal fees and requirements.

[2]	Interest rate cap agreements are in place on floating rate secured debt attributable to US Bank Center, SoCal II Joint Venture - Senior Loan and Black Canyon Corporate Center — Note A in the notional amounts of $56.8 million, which effectively limits the LIBOR rate on this loan to 4.98%, $16.5 million, which effectively limits the LIBOR rate on this loan to 6.25%, and $23.8 million, which effectively limits the LIBOR rate on this loan to 6.00%, respectively.

Pacific Office Properties Trust, Inc.
(as of March 31, 2009)
Company Portion of Unconsolidated Joint Venture Debt Maturities (1)
(unaudited and in thousands)

Property/Loan	2009	2010	2011	2012	2013	Thereafter	Total

Fixed Rate Secured Debt:
Seville Plaza — Notes A&B	$—	$—	$1,849	$—	$—	$—	$1,849
SoCal II Joint Venture	—	—	—	13,350	—	—	13,350
Bank of Hawaii Waikiki Center	—	—	—	—	—	4,707	4,707
POP San Diego — Palomar Heights Plaza	—	—	3,458	—	—	—	3,458
POP San Diego — Palomar Heights Plaza	—	—	—	—	—	613	613
POP San Diego — Palomar Heights Corporate Center	—	—	—	—	—	3,415	3,415
POP San Diego — Scripps Ranch Center	—	—	—	—	—	1,678	1,678
Fixed Rate Unsecured Debt:
POP San Diego Mezzanine Loan	—	—	1,367	—	—	—	1,367
Floating Rate Secured Debt:
US Bank Center(2)	—	—	4,260	—	—	—	4,260
SoCal II Joint Venture - Senior Loan(2)	—	—	—	1,650	—	—	1,650
Black Canyon Corporate Center- Note A(2)	—	—	—	4,165	—	—	4,165

Total	$—	$—	$10,934	$19,165	$—	$10,413	$40,512

[1]	Company portion of Unconsolidated Joint Venture Debt Maturities amounts were derived based on the outstanding principal balances of mortgage and unsecured loans of our unconsolidated joint ventures multiplied by our ownership interest percentage in each respective unconsolidated joint venture.

[2]	The initial maturity dates for the floating rate secured debt attributable to US Bank Center, SoCal II Joint Venture — Senior Loan and Black Canyon Corporate Center — Note A are May 9, 2010, January 1, 2010, and February 9, 2009, respectively. The joint ventures have the option to, and expect to, extend the maturity dates of their floating rate secured debt to May 9, 2011, January 1, 2012, and February 9, 2012, respectively, subject to nominal fees and requirements. Accordingly, the unconsolidated joint venture debt maturities herein are scheduled using the expected maturity date, as if the Company had exercised all available options to extend the maturity date.

Pacific Office Properties Trust, Inc.
(as of March 31, 2009)
Portfolio Leasing Statistics
Portfolio Summary
     Through our Operating Partnership, we own whole interests in eight office properties, and managing ownership interests in six joint ventures holding fifteen office properties, comprising approximately 4.3 million square feet of leasable area in Honolulu, Southern California and Phoenix metropolitan areas (the “Property Portfolio”). As of March 31, 2009, the portion of our Property Portfolio, which was effectively owned by us (representing the leasable square feet of our consolidated properties and our respective ownership interests in the leasable square feet of our unconsolidated joint venture properties) (the “Effective Portfolio”) comprised approximately 2.5 million leasable square feet. Our property statistics as of March 31, 2009, were as follows:

			Property	Effective
	Number of		Portfolio	Portfolio
	Properties	Buildings	Square Feet	Square Feet
Consolidated properties	8	11	2,265,339	2,265,339
Unconsolidated joint ventures properties	15	29	2,060,855	261,397

Total	23	40	4,326,194	2,526,736

Pacific Office Properties Trust, Inc.
(as of March 31, 2009)
Portfolio Leasing Summary

					Annualized Rent
		Market Rentable	Effective Market		per Square
	Submarket	Square Feet	Rentable Square Feet	Percent Leased	Foot(1)

Honolulu Segment
Honolulu, Hawaii
Waterfront Plaza	Downtown (CBD)	534,475	534,475	90.68%	$35.19
Davies Pacific Center	Downtown (CBD)	353,224	353,224	88.09%	36.82
Pan Am Building	Kapiolani	209,889	209,889	96.02%	39.37
First Insurance Center	Kapiolani/Ward	202,992	202,992	98.53%	36.11
Pacific Business News Building	Kapiolani	90,559	90,559	76.39%	33.18
Clifford Center	Downtown (CBD)	72,415	72,415	81.32%	30.49
Bank of Hawaii Waikiki Center	Waikiki	152,288	26,650	89.39%	51.62

Subtotal		1,615,842	1,490,204	90.45%	$37.49

Mainland-Western United States Segment
Phoenix, Arizona
City Square	(CBD)/North Central	738,422	738,422	73.15%	$20.54
U.S. Bank Center	(CBD)/South Central	372,676	27,951	81.66%	21.67
Black Canyon Corporate Center	Deer Valley/Airport	218,694	38,271	64.66%	17.20

Subtotal		1,329,792	804,644	74.14%	$20.40

San Diego, California
Sorrento Technology Center	Sorrento Mesa	63,363	63,363	100.00%	$24.23
Seville Plaza	Kearny Mesa	138,576	10,393	82.77%	27.32
Scripps Ranch Center	Scripps Ranch	47,248	15,198	85.35%	20.97
Torrey Hills Corporate Center	Del Mar Heights	24,066	7,741	100.00%	40.00
Palomar Heights Corporate Center	Carlsbad	64,812	20,848	90.31%	28.83
Palomar Heights Plaza	Carlsbad	45,538	14,648	98.96%	25.82
Via Frontera Business Park	Rancho Bernardo	78,819	7,882	100.00%	19.29
Poway Flex	Poway	112,000	11,200	100.00%	9.00
Carlsbad Corporate Center	Carlsbad	121,528	12,153	85.86%	16.85

Subtotal		695,950	163,426	92.13%	$21.36

Orange County, California
South Coast Executive Center	Costa Mesa	61,025	6,103	55.19%	$25.62
Savi Tech Center	Yorba Linda	372,327	37,233	96.98%	19.02
Yorba Linda Business Park	Yorba Linda	166,042	16,604	85.07%	11.73

Subtotal		599,394	59,940	89.43%	$17.51

Los Angeles, California
Gateway Corporate Center	San Gabriel Valley	85,216	8,522	81.49%	$26.34

Total Portfolio		4,326,194	2,526,736	85.39%	$27.02

[1]	Annualized Rent per Square Foot represents annualized gross rent divided by occupied square feet excluding leases signed but not commenced as of March 31, 2009. The gross rent amount used in the calculation of Annualized Rent per Square Foot was derived using monthly base rental revenue and tenant reimbursements as of March 31, 2009.

Pacific Office Properties Trust, Inc.
(for the three months ended, March 31, 2009)
Total Revenue by Segment(1)
(unaudited and in thousands, except percentages)

[1]	Total revenue amounts used herein are comprised of rental revenue, tenant reimbursements, parking, interest and other revenue of the Company and of the Company’s unconsolidated joint ventures multiplied by the Company’s ownership interest in each respective joint venture for the three months ended March 31, 2009.

Pacific Office Properties Trust, Inc.
(for the three months ended, March 31, 2009)
Total Net Operating Income by Segment(1)
(unaudited and in thousands, except percentages)

[1]	Total net operating income amounts used herein were derived using the combined rental revenue, tenant reimbursements, parking, interest and other revenue less operating expenses of the Company and of the Company’s unconsolidated joint ventures multiplied by the Company’s ownership interest in each respective joint venture for the three months ended March 31, 2009.

Pacific Office Properties Trust, Inc.
(as of, and for the three months ended, March 31, 2009)
Leasing Activity Reconciliation

	Total	Consolidated	Unconsolidated Joint
	Property Portfolio	Properties	Venture Properties
Occupancy (as of March 31, 2009)
% Leased	85.39%	85.15%	85.65%
% Occupied	84.12%	84.21%	84.02%

Cash Rent Growth
Expiring Rate	$26.02	$33.57	$22.18
New/Renewal Rate	$26.93	$35.97	$22.33
Increase	3.49%	1.73%	0.65%

Gross New Leasing Activity
Rentable square feet	51,120	27,036	24,084
Number of leases	17	11	6

Gross Renewal Leasing Activity
Rentable square feet	95,635	22,478	73,157
Number of leases	25	15	10

Average Lease Term in Months
New leases	33	24	43
Renewal leases	33	42	58
Blended	47	32	54

Weighted Average Tenant Improvements per square foot
New leases	$8.36	$11.35	$4.99
Renewal leases	$5.16	$6.32	$4.80
Blended	$6.27	$9.07	$4.85

Pacific Office Properties Trust, Inc.
(as of March 31, 2009)
Top Tenants by Rental Revenue – Consolidated Properties
(unaudited and in thousands, except square feet)

		Market Rentable	Annualized Rental
Tenant	Lease Expiration	Square Feet	Revenue(1)	Property	Industry

First Insurance Company of Hawaii Ltd.	02/28/18	108,168	$4,094	First Insurance Center	Insurance
Hawaii Insurance Consultants, Ltd	12/31/12	76,828	3,166	Waterfront Plaza	Insurance
AZ Dept of Economic Security	06/30/12	104,059	1,975	City Square	Government
Straub Clinic & Hospital	01/31/13	55,901	1,837	First Insurance Center	Healthcare
McCorriston, Miho, Miller, Mukai, LLP	12/31/11	34,543	1,086	Waterfront Plaza	Legal Services
AT&T Corp.	06/30/10	26,160	1,080	Waterfront Plaza	Communications
Oahu Publications, Inc.	01/31/13	25,691	1,055	Waterfront Plaza	Journalism
Fujitsu Transaction Solutions, Inc.	12/31/10	37,886	912	Sorrento Technology Center	Technology
Royal State Financial Corp.	10/31/11	22,119	881	Pan Am Building	Insurance
AZ DES- Social Security	11/30/13	39,524	821	City Square	Government

Total Annualized Rental Revenue for Top Ten Tenants – Consolidated Properties			$16,907

Total Annualized Rental Revenue – Consolidated Properties(2)			$59,684

[1]	Annualized Rental Revenue represents monthly base rental revenue and tenant reimbursements as of March 31, 2009, on an annualized basis.

[2]	Total Annualized Rental Revenue – Consolidated Properties was derived based on annualizing the rental revenues and tenant reimbursements of the Company for the three months ended March 31, 2009.

Pacific Office Properties Trust, Inc.
(as of March 31, 2009)
Top Tenant Industry Diversification by Rental Revenue – Consolidated Properties (1)
(unaudited and in thousands, except percentages)

[1]	Rental Revenue amounts used herein were derived using base rental revenue and tenant reimbursements of the Company for the three months ended March 31, 2009.

Pacific Office Properties Trust, Inc.
(as of March 31, 2009)
Top Tenants by Rental Revenue – Unconsolidated Joint Venture Properties
(unaudited and in thousands, except square feet and percentages)

		Market		Annualized
	Lease	Rentable	Ownership	Rental
Tenant	Expiration	Square Feet	Interest %	Revenue(1)	Property	Industry

Viasys Healthcare, Inc.	02/28/15	130,000	10.0%	$2,679	Savi Tech Center	Healthcare
Nobel Biocare USA, Inc.	10/31/17	122,361	10.0%	2,345	Savi Tech Center	Healthcare
Bank of Hawaii	01/31/38	6,971	17.5%	1,911	Bank of Hawaii Waikiki Center	Financial Services
JTB Hawaii, Inc.	12/31/12	35,623	17.5%	1,261	Bank of Hawaii Waikiki Center	Tourism
Valley Metro Rail, Inc.	06/30/16	57,007	7.5%	1,228	U.S. Bank Center	Transportation
General Atomics Aeronautical Systems Inc	05/31/15	112,000	10.0%	1,008	Poway Flex	Aerospace
High-Tech Institute, Inc.	04/04/18	92,974	17.5%	1,510	Black Canyon Corporate Center	Education
Carter & Burgess, Inc.	10/31/11	53,457	7.5%	1,168	U.S. Bank Center	Engineering
Ashley Furniture Homestore	09/30/16	61,541	10.0%	966	Savi Tech Center	Retail
Paychex North America, Inc.	06/30/12	48,427	17.5%	921	Black Canyon Corporate Center	Business Services

Total Annualized Rental Revenue for Top Ten Tenants — Unconsolidated Joint Venture Properties				$14,997

Total Annualized Rental Revenue – Unconsolidated Joint Venture Properties(2)				$38,633

[1]	Annualized Rental Revenue represents monthly aggregate base rental revenue and tenant reimbursements per property as of March 31, 2009, on an annualized basis.

[2]	Total Annualized Rental Revenue – Unconsolidated Joint Venture Properties was derived based on annualizing the rental revenues and tenant reimbursements of the Company’s unconsolidated joint venture properties for the three months ended March 31, 2009.

Pacific Office Properties Trust, Inc.
(as of March 31, 2009)
Top Tenant Industry Diversification by Rental Revenue – Unconsolidated Joint Venture Properties(1)
(unaudited and in thousands, except percentages)

[1]	Rental Revenue amounts used herein were derived using base rental revenue and tenant reimbursements of the Company’s unconsolidated joint ventures for the three months ended March 31, 2009.

Pacific Office Properties Trust, Inc.
(as of March 31, 2009)
Lease Expirations – Consolidated Properties(1)

						Annualized		Annualized
	Number		Expiring			Rent Per		Rent per
	of	Market	Square		Annualized	Leased	Annualized	Square Foot
	Leases	Rentable	Feet as a	Annualized	Rent as a	Square	Rent at	at
Year of Lease Expiration	Expiring	Square Feet	% of Total	Rent(1)(2)	% of Total	Foot(3)	Expiration	Expiration(4)

2009	137	240,167	10.60%	$7,317,744	12.26%	$30.47	$7,287,900	$30.35
2010	128	327,087	14.44%	10,842,612	18.17%	33.15	10,872,168	33.24
2011	156	321,093	14.17%	10,140,204	16.99%	31.58	10,459,908	32.58
2012	118	393,463	17.37%	12,246,192	20.52%	31.12	12,627,384	32.09
2013	81	306,414	13.53%	9,076,680	15.20%	29.62	8,893,368	29.02
2014	15	46,137	2.04%	1,618,248	2.71%	35.07	1,738,644	37.68
2015	15	73,162	3.23%	1,531,020	2.57%	20.93	1,619,124	22.13
2016	15	44,801	1.98%	1,604,028	2.69%	35.80	1,810,224	40.41
2017	4	5,769	0.25%	254,604	0.42%	44.13	285,696	49.52
2018	17	125,992	5.56%	4,732,152	7.93%	37.56	5,499,756	43.65
Thereafter	20	23,545	1.04%	320,208	0.54%	13.60	331,116	14.06
Available For Lease	—	336,367	14.85%	—	—	—	—	—
Signed Leases Not Commenced	10	21,342	0.94%	—	—	—	—	—

Consolidated Properties Total/Weighted Average	716	2,265,339	100.00%	$59,683,692	100.00%	$31.29	$61,425,288	$32.20

[1]	Annualized Rent represents gross rental revenue which consists of monthly aggregate base rental revenue and tenant reimbursements per property as of March 31, 2009, on an annualized basis.

[2]	The following table summarizes the lease expirations for leases in place as of March 31, 2009 for all of our consolidated properties. The information set forth in the table assumes that tenants exercise no renewal options or early termination rights.

[3]	Represents annualized rent divided by leased square feet.

[4]	Represents annualized rent at expiration divided by leased square feet.

Pacific Office Properties Trust, Inc.
(as of March 31, 2009)
Lease Expirations – Unconsolidated Joint Venture Properties(1)

						Annualized		Annualized
	Number		Expiring			Rent Per		Rent per		Effective
	of	Market	Square		Annualized	Leased	Annualized	Square Foot	Effective	Annualized
	Leases	Rentable	Feet as a	Annualized	Rent as a	Square	Rent at	at	Annualized	Rent at
Year of Lease Expiration	Expiring	Square Feet	% of Total	Rent(1)(2)	% of Total	Foot(3)	Expiration	Expiration(4)	Rent	Expiration

2009	66	204,655	9.93%	$4,918,680	12.73%	$24.03	$4,867,092	$23.78	$795,444	$791,392
2010	65	174,099	8.45%	4,362,276	11.29%	25.06	4,485,912	25.77	828,699	853,903
2011	52	140,902	6.84%	3,577,632	9.26%	25.39	3,666,840	26.02	378,269	391,130
2012	25	211,049	10.24%	5,230,572	13.54%	24.78	5,810,028	27.53	711,447	799,961
2013	27	187,667	9.11%	4,523,664	11.71%	24.10	5,019,348	26.75	722,110	799,755
2014	14	124,784	6.05%	2,092,812	5.42%	16.77	2,404,308	19.27	197,261	226,882
2015	11	312,055	15.14%	5,164,332	13.37%	16.55	6,072,900	19.46	591,159	691,601
2016	9	138,135	6.70%	2,631,216	6.81%	19.05	3,041,292	22.02	221,489	254,381
2017	3	129,558	6.28%	2,514,468	6.51%	19.41	3,054,408	23.58	247,199	300,228
2018	3	92,974	4.51%	1,510,368	3.91%	16.25	1,928,736	20.74	264,314	337,529
Thereafter	6	15,590	0.76%	2,107,265	5.45%	135.17	3,569,556	228.96	368,770	624,672
Available For Lease	—	295,672	14.35%	—	—	—	—	—	—	—
Signed Leases Not Commenced	5	33,715	1.64%	—	—	—	—	—	—	—

Unconsolidated Joint Venture Properties Total/Weighted Average	286	2,060,855	100.00%	$38,633,285	100.00%	$22.31	$43,920,420	$25.37	$5,326,161	$6,071,434

[1]	Annualized Rent represents gross rental revenue which consists of monthly aggregate base rental revenue and tenant reimbursements per property as of March 31, 2009, on an annualized basis.

[2]	The following table summarizes the lease expirations for leases in place as of March 31, 2009 for all of our unconsolidated joint venture properties. The information set forth in the table assumes that tenants exercise no renewal options or early termination rights.

[3]	Represents annualized rent divided by leased square feet.

[4]	Represents annualized rent at expiration divided by leased square feet.

Pacific Office Properties Trust, Inc.
(as of March 31, 2009)
Lease Distribution by Square Footage –Consolidated Properties

				Square
		Leases	Market	Feet as a		Annualized
	Number	as a %	Rentable	% of	Annualized	Rent as a %
Square Feet Under Lease	of Leases	of Total	Square Feet	Total	Rent(1)(2)	of Total

2,500 or less	545	76.12%	349,434	15.43%	$11,895,348	19.93%
2,501-10,000	118	16.48%	566,716	25.02%	17,594,136	29.48%
10,001-20,000	30	4.19%	412,968	18.22%	13,140,420	22.02%
20,001-40,000	10	1.40%	289,457	12.78%	7,818,708	13.10%
40,001-100,000	1	0.14%	76,828	3.39%	3,165,924	5.30%
Greater than 100,000	2	0.27%	212,227	9.37%	6,069,156	10.17%

Subtotal	706	98.60%	1,907,630	84.21%	59,683,692	100.00%
Available	—	—	336,367	14.85%	—	—
Signed Leases Not Commenced	10	1.40%	21,342	0.94%	—	—

Consolidated Properties Total/Weighted Average	716	100.00%	2,265,339	100.00%	$59,683,692	100.00%

[1]	Represents annualized monthly rent under commenced leases as of March 31, 2009 reflects total cash rent before abatements. Abatements committed to as of March 31, 2009 for the twelve months ending March 31, 2010 were $20,254.

[2]	Existing net rents are converted to gross rent by adding estimated annualized operating expense reimbursements to base rents.

Pacific Office Properties Trust, Inc.
(as of March 31, 2009)
Lease Distribution by Square Footage –Unconsolidated Joint Venture Properties

			Market					Effective
	Number	Leases	Rentable	Square Feet		Annualized	Effective	Annualized
	of	as a %	Square	as a % of	Annualized	Rent as a	Annualized	Rent as a
Square Feet Under Lease	Leases	of Total	Feet	Total	Rent(1)(2)	% of Total	Rent(1)(2)	% of Total

2,500 or less	168	58.74%	140,774	6.83%	$4,421,844	11.45%	$651,886	12.24%
2,501-10,000	78	27.27%	368,712	17.89%	10,854,269	28.10%	1,581,996	29.70%
10,001-20,000	13	4.55%	179,890	8.73%	3,805,716	9.85%	658,459	12.36%
20,001-40,000	10	3.50%	270,673	13.13%	6,388,188	16.54%	1,030,575	19.35%
40,001-100,000	10	3.50%	529,419	25.69%	9,476,052	24.53%	1,034,524	19.43%
Greater than 100,000	2	0.69%	242,000	11.74%	3,687,216	9.53%	368,721	6.92%

Subtotal	281	98.25%	1,731,468	84.01%	38,633,285	100.00%	5,326,161	100.00%
Available	—	—	295,672	14.35%	—	—	—	—
Signed Leases Not Commenced	5	1.75%	33,715	1.64%	—	—	—	—

Unconsolidated Joint Venture Properties Total/Weighted Average	286	100.00%	2,060,855	100.00%	$38,633,285	100.00%	$5,326,161	100.00%

[1]	Represents annualized monthly rent under commenced leases as of March 31, 2009. This amount reflects total cash rent before abatements. Abatements committed to as of March 31, 2009 for the twelve months ending March 31, 2010 were $103,176.

[2]	Existing net rents are converted to gross rent by adding estimated annualized operating expense reimbursements to base rents.

Supplemental Operating and Financial Information